Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

(1)Registration Statement (Form S-3 Automatic Shelf Registration No. 333-259146) of Sysco Corporation,
(2)Registration Statement (Form S-3 No. 333-126199) of Sysco Corporation,
(3)Registration Statement (Form S-4 No. 333-50842) of Sysco Corporation,
(4)Registration Statement (Form S-8 No. 333-163188) of Sysco Corporation, pertaining to the issuance of common stock pursuant to the 2007 Stock Incentive Plan,
(5)Registration Statement (Form S-8 No. 333-163189) of Sysco Corporation, pertaining to the issuance of common stock pursuant to the 2009 Non-Employee Directors Stock Plan,
(6)Registration Statement (Form S-8 No. 333-170660) of Sysco Corporation, pertaining to the issuance of common stock pursuant to the Amended and Restated 1974 Employees’ Stock Purchase Plan,
(7)Registration Statement (Form S-8 No. 333-192353) of Sysco Corporation, pertaining to the issuance of common stock pursuant to the 2013 Long-Term Incentive Plan,
(8)Registration Statement (Form S-8 No. 333-201216) of Sysco Corporation, pertaining to the issuance of common stock pursuant to the 2015 Employee Stock Purchase Plan,
(9)Registration Statement (Form S-8 No. 333-228424) of Sysco Corporation, pertaining to the issuance of common stock pursuant to the 2018 Omnibus Incentive Plan,
(10)Registration Statement (Form S-3 Automatic Shelf Registration No. 333-281830) of Sysco Corporation,
(11)Registration Statement (Form S-8 No. 333-283683) of Sysco Corporation, pertaining to the issuance of common stock pursuant to the 2025 Employee Stock Purchase Plan, and
(12)Registration Statement (Form S-4 No. 333-297217) of Sysco Holdings Corporation (formerly known as New Slider Holdco, Inc.)

of our reports dated August 20, 2026, with respect to the consolidated financial statements of Sysco Corporation and its Consolidated Subsidiaries and the effectiveness of internal control over financial reporting of Sysco Corporation and its Consolidated Subsidiaries included in this Annual Report (Form 10-K) of Sysco Corporation for the year ended June 27, 2026.

/s/Ernst & Young LLP
Houston, Texas
August 20, 2026